	THE COOK AND BYNUM FUND
	Schedule of Investments
	June 30, 2025 (unaudited)
		Shares	Value
82.36%	COMMON STOCKS
16.50%	BREWERIES
	Ambev SA ADR	483,092	$1,164,252
	Anheuser-Busch InBev SA/NV ADR	128,304	8,817,051
	Union de Cervecerias Peruanas Backus y Johnston SA	500,000	2,683,133
			12,664,436
19.89%	CONGLOMERATES
	Berkshire Hathaway Class B(A)	31,436	15,270,666
5.70%	CONSUMER STAPLES - MERCHANDISE RETAIL
	AG Anadolu Grubu Holding AS(A)	211,000	1,377,778
	BIM Birlesik Magazalar AS	149,000	1,851,379
	Migros Ticaret AS(A)	92,554	1,150,017
			4,379,174
1.18%	HEALTH CARE SERVICES
	Euroeyes International Eye Clinic, Ltd.	2,601,000	904,557
0.70%	INDUSTRIAL MACHINERY & SUPPLIES & COMPONENTS
	Gesco SE	26,532	539,122
7.31%	RETAIL - CONVENIENCE STORES
	Fomento Economico Mexicano SAB ADR	54,513	5,613,749
25.12%	SOFT DRINK BOTTLING AND DISTRIBUTION
	Arca Continental S.A.B. de C.V.	1,820,263	19,284,728
5.96%	WIRED AND WIRELESS TELECOMMUNICATIONS CARRIERS
	Liberty Latin America Ltd. Class A(A)	81,841	499,230
	Liberty Latin America Ltd. Class C(A)	654,782	4,072,744
			4,571,974
82.36%	TOTAL COMMON STOCKS		63,228,406
	THE COOK AND BYNUM FUND
	Schedule of Investments
	June 30, 2025 (unaudited)
		Shares	Value
9.98%	PREFERRED STOCKS
9.98%	SOFT DRINK BOTTLING AND DISTRIBUTION
	Coca-Cola Embonor SA	5,301,259	$7,662,606
9.98%	TOTAL PREFERRED STOCKS		7,662,606
6.97%	US TREASURY BILLS
	US Treasury 09/04/2025 0.043%(C)	5,393,000	5,351,534
6.97%	TOTAL SHORT TERM INVESTMENTS		5,351,534
99.31%	TOTAL INVESTMENTS		76,242,546
0.69%	Other assets, net of liabilities		530,330
100.00%	NET ASSETS		$76,772,876

(A)Non-income producing

(C)Zero coupon security. The rate shown is the yield-to-maturity on the date of June 30,2025 ADR - Security represented is held by the custodian in the form of American Depositary Receipts.

In accordance with U.S. GAAP, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. U.S. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following summarizes the inputs used to value the Fund’s investments as of June 30, 2025:
	Level 1	Level 2	Level 3
		Other	Significant
		Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
COMMON STOCKS	$63,228,406.00	$-	$-	$63,228,406.00
PREFERRED STOCKS	7,662,606	-	-	7,662,606
SHORT-TERM INVESTMENTS		5,351,534	-	5,351,534
TOTAL INVESTMENTS	$70,891,012	$5,351,534	$-	$70,891,012

The cost of investments for Federal income tax purposes has been estimated a/o June 30, 2025 since the final tax characteristics cannot be determined until fiscal year end. Cost of securities for Federal income tax purpose is $64,192,806, and the related net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$27,208,620
Gross unrealized depreciation	(15,158,880)
Net unrealized appreciation	$12,049,740